EXHIBIT 10.B

                            AMENDMENT AGREEMENT NO. 1
                 TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 1 TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 8th day of October, 1999, by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (the "Parent"), TRANS-TEC INTERNATIONAL, S.A., a corporation organized under the laws of Costa Rica ("TTI") and WORLD FUEL INTERNATIONAL, S.A., a corporation organized under the laws of Costa Rica ("WFI" and together with the Parent and TTI, collectively, the "Borrowers" and individually a "Borrower") and BANK OF AMERICA, N.A., successor by merger of NationsBank, N.A., a national banking association (the "Lender") to the Credit Agreement described below.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers and the Lender have entered into a Revolving Credit and Reimbursement Agreement dated June 4, 1999 (the "Credit Agreement") pursuant to which the Lender has agreed to make available to the Borrowers a revolving credit facility of up to $30,000,000; and

         WHEREAS, as a condition to the making of loans the Lender has required that each Domestic Subsidiary of Borrower execute a Facility Guaranty whereby it guarantees payment of the Obligations arising under the Credit Agreement; and

         WHEREAS, the Borrowers have requested that the Lender provide to the Borrowers an additional 364 Day $10,000,000 revolving credit facility and the Lender has agreed, subject to the terms and conditions of this Agreement, to amend the Credit Agreement in order to provide for the additional credit facility;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Loan Documents shall mean that certain Credit Agreement as heretofore and hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions set forth herein, the Credit Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

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                  (a) The first "WHEREAS" paragraph in the preamble to the
         Agreement is hereby amended so that as amended it shall read as follows:

                           "WHEREAS, the Borrowers have requested that the
                  Lender make available to the Borrowers a revolving credit facility of up to $30,000,000 (the "Revolving Credit Facility") and a 364 day revolving credit facility of up to $10,000,000 (the "364 Day Facility"), the proceeds of which are to be used to repay existing indebtedness and for general corporate purposes, which Revolving Credit Facility shall include a letter of credit facility of up to $20,000,000 for the issuance of standby and documentary letters of credit; and"

                  (b) The following new definitions are added to SECTION 1.1 in their appropriate alphabetical order:

                           "`Amendment No. 1' means Amendment Agreement No. 1 to
                  Revolving Credit and Reimbursement Agreement dated October 8, 1999.

                           `Outstanding 364 Day Obligations' means the sum of
                  all outstanding 364 Day Loans as of the date of determination.

                           `Revolving Credit Note' means the promissory note of
                  the Borrowers evidencing Revolving Loans executed and delivered to the Lender substantially in the form of EXHIBIT D-1.

                           `Revolving Loan' means a Loan made pursuant to the
                  Revolving Credit Facility.

                           `364 Day Commitment' means the obligation of the
                  Lender to make Advances to the Borrowers up to an aggregate principal amount at any one time outstanding equal to the 364 Day Facility.

                           `364 Day Extension Date' means October 7, 2000 and
                  each date thereafter, if any, to which the 364 Day Termination Date has been extended pursuant to SECTION 2.11, but in no event later than the Stated Termination Date.

                           `364 Day Facility' means the revolving credit
                  facility providing for Loans of up to $10,000,000 to the Borrowers described in SECTION 2.1(B);

                           `364 Day Loan' means a Loan or Advance made to the
                  Borrowers pursuant to a 364 Day Facility.

                           `364 Day Note' means the promissory note of the
                  Borrowers evidencing Loans executed and delivered to the Lender as provided in SECTION 2.5(B) hereof


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                  substantially in the form attached thereto as EXHIBIT D-2, with appropriate insertion as to amount, date and name of Lender.

                           `364 Day Termination Date' means the earlier of (i)
                  the 364 Day Extension Date or (ii) the date of termination of the Lender's obligations pursuant to SECTION 10.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrowers may voluntarily permanently terminate the 364 Day Facility by payment in full of all Outstanding 364 Obligations, or (iv) the occurrence of the Revolving Credit Termination Date.

                           `Total Outstanding Credit Obligations' means the sum
                  of the Revolving Credit Outstandings and the Outstanding 364 Day Obligations.

                           `Total 364 Day Commitment' means a principal amount
                  equal to $10,000,000, as reduced from time to time in accordance with SECTION 2.6."

                  (c) The following terms defined in SECTION 1.1 are hereby amended in their entirety so that as amended they shall read as follows:

                           "`Advance' means a borrowing under either the
                  Revolving Credit Facility or the 364 Day Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

                           `Borrowing Notice' means the notice delivered by an
                  Authorized Representative in connection with the Advance under either the Revolving Credit Facility or the 364 Day Facility, in the form of EXHIBIT B.

                           `Facility Termination Date' means the date on which
                  the Revolving Credit Termination Date and 364 Day Termination Date shall have occurred, no Letters of Credit shall remain outstanding and the Borrowers shall have fully, finally and irrevocably paid and satisfied all Obligations.

                           `Letter of Credit Commitment' means an amount not to
                  exceed $20,000,000.

                           `Loan' or `Loans' means collectively the Revolving
                  Loans and the 364 Day Loans.

                           `Notes' means the Revolving Credit Note and the 364
                  Day Note.

                           `Outstandings' means, collectively, at any date, the
                  Letter of Credit Outstandings, the Revolving Credit Outstandings and the Outstanding 364 Obligations on such date.


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                  (d) SECTION 2.1 of ARTICLE II of the Agreement is hereby
         amended in its entirety so that as amended it shall read as follows:

                           "2.1     LOANS.

                           (a) REVOLVING LOANS. Subject to the terms and
                  conditions of this Agreement, the Lender agrees to make Advances to the Borrowers under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date up to but not exceeding the Revolving Credit Commitment, PROVIDED, however, that the Lender will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Lender has accelerated the maturity of the Revolving Note as a result of an Event of Default; PROVIDED further, however, that immediately after giving effect to each such Advance, the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed the Revolving Credit Commitment. Within such limits, the Borrowers may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; PROVIDED, however, that (y) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (z) each Revolving Loan that is a Eurodollar Rate Loan may, subject to the provisions of SECTION 2.6, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by SECTION 4.5. Notwithstanding the foregoing, the sum of outstanding Revolving Loans made to and Letters of Credit issued for the benefit of TTI and WFI, and in the case of Letters of Credit those issued for the benefit of any Subsidiary of TTI or WFI, shall at no time exceed $5,000,000.

                           (b) 364 DAY FACILITY. Subject to the terms and
                  conditions of this Agreement, the Lender agrees to make Advances to the Borrowers under the 364 Day Facility, from time to time from the Closing Date until the 364 Day Termination Date up to but not exceeding the 364 Day Commitment, PROVIDED, however, that the Lenders will not be required and shall have no obligation to make any Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Lender has accelerated the maturity of the 364 Day Note as a result of an Event of Default; PROVIDED further, however, that immediately after giving effect to each Advance, the principal amount of Outstanding 364 Day Obligations shall not exceed the Total 364 Day Commitment. Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day from the date of Amendment No. 1 until, but (as to borrowings and reborrowings) not including, the 364 Day Termination Date; PROVIDED, however, that (x) no Eurodollar Loan shall be made which has an Interest Period that extends beyond the 364 Day Termination Date and (y) each Eurodollar Loan may, subject to the


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

                  provisions of SECTION 2.6, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by
                  SECTION 4.5. The Borrower agrees that if at any time the Outstanding 364 Day Obligations shall exceed the Total 364 Day Commitment, the Borrower shall immediately reduce the outstanding principal amount of the 364 Day Loans such that, as a result of such reduction, the Outstanding 364 Day Obligations shall not exceed the Total 364 Day Commitment.

                           (c) AMOUNTS. Except as otherwise permitted by the
                  Lender from time to time, the aggregate unpaid principal amount of the Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed at any time the Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrowers shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Loan hereunder, other than Base Rate Refunding Loans, and each conversion under SECTION 2.7, shall be in an amount of at least $100,000, and, if greater than $100,000, an integral multiple of $100,000.

                           (d) ADVANCES. An Authorized Representative shall give
                  the Lender (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Loan that is a Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 10:30 A.M. and (2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to SECTION 2.1(D)(IV)) that is a Base Rate Loan (whether representing an additional borrowing hereunder or the conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 10:30 A.M. on the day of such proposed Loan. Each such notice shall specify the amount of the borrowing, the type of Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest.

                                    (ii) Not later than 2:00 P.M. on the date
                  specified for each borrowing under this SECTION 2.1, the Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances available to the Borrowers by delivery of the proceeds thereof to the Borrowers' Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Lender.

                                    (iii) The Borrowers shall have the option to
                  elect the duration of the initial and any subsequent Interest Periods and to Convert the Loans in accordance with SECTION
                  2.7. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, PROVIDED, HOWEVER, there shall not be outstanding at


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

                  any one time Eurodollar Rate Loans having more than five (5) different Interest Periods. If the Lender does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by SECTION 2.1(D) OR 2.7, the Borrowers shall be deemed to have elected to Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrowers notify the Lender in accordance with
                  SECTION 2.7.

                                    (iv) Notwithstanding the foregoing, if a
                  drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank prior to the Stated Termination Date, and the Borrowers shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Lender without the requirement of notice to or from the Borrowers from immediately available funds which shall be advanced as a Base Rate Refunding Loan by the Lender under the Revolving Credit Facility, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, the Lender shall fund by payment to the Issuing Bank in immediately available funds the purchase price from the Issuing Bank of the Reimbursement Obligation. Any such Base Rate Refunding Loan shall be advanced as, and shall continue as, a Base Rate Loan unless and until the Borrowers Convert such Base Rate Loan in accordance with the terms of
                  SECTION 2.7.

                           (e) Except as provided in SECTION 2.1(F), each
                  Borrower shall be jointly and severally liable as primary obligor and not merely as surety for repayment of all Obligations arising under the Loan Documents. Such joint and several liability shall apply to each Borrower regardless of whether (i) any Loan was only requested on behalf of or made to another Borrower or the proceeds of any Loan were used only by another Borrower, (ii) any Letter of Credit was issued on the application of another Borrower, (iii) any interest rate election was made only on behalf of another Borrower, or (iv) any indemnification obligation or any other obligation arose only as a result of the actions of another Borrower; PROVIDED the liability of each of the Borrowers other than the Parent under this Agreement, the Notes and the other Loan Documents shall be limited to the maximum amount of the Obligations under the Revolving Credit Facility and 364 Day Facility for which such other Borrower may be liable without violating any applicable fraudulent conveyance, fraudulent transfer or comparable laws. Each Borrower shall retain any right of contribution arising under applicable law against the other Borrowers as the result of the satisfaction of any Obligations; PROVIDED, no Borrower shall assert such right of contribution against any other Borrower until the Obligations shall have been paid in full.

                           Without limiting the foregoing provisions of this
                  SECTION 2.1(E), the Parent, hereby irrevocably, absolutely and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required


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

                  prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each other Borrower owing to the Lender. This guarantee constitutes a guaranty of payment and not of collection.

                           It is the intention of the parties that with respect
                  to the Parent its obligations under the immediately preceding paragraph shall be absolute, unconditional and irrevocable irrespective of:

                                    (i) any lack of validity, legality or
                           enforceability of this Agreement, any Note, or any other Loan Document as to any other Borrower;

                                    (ii) the failure of the Lender:

                                            (A) to enforce any right or remedy
                                    against any other Borrower or any other
                                    Person under the provisions of this
                                    Agreement, any Note, any other Loan Document or otherwise, or

                                             (B) to exercise any right or remedy
                                    against any guarantor of, or collateral
                                    securing, any Obligations;

                                    (iii) any change in the time, manner or
                           place of payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligations with respect to any other Borrower;

                                    (iv) any reduction, limitation, impairment
                           or termination of any Obligations with respect to any other Borrower or any other Person for any reason including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Parent hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any Obligations with respect to any other Borrower;

                                    (v) any addition, exchange, release,
                           surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, held by the Lender or any holder of any Note securing any of the Obligations; or

                                    (vi) any other circumstance which might
                           otherwise constitute a defense available to, or a legal or equitable discharge of, any other Borrower, any surety or any guarantor.


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

                           The Parent agrees that its joint and several
                  liability hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must be restored by the Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any other Borrower as though such payment had not been made.

                           Each Borrower hereby expressly waives: (a) notice of
                  the Lender's acceptance of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever other than notices expressly provided for in this Agreement or by applicable law and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

                           No delay on the Lender's part in the exercise of any
                  right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way affect or impair any of its rights or any of its obligations to any of the Borrowers under this Agreement (except as otherwise waived, modified, or amended).

                           (f) Notwithstanding anything herein to the contrary,
                  TTI and WFI shall be liable hereunder only for Advances, Loans and Reimbursement Obligations made to it or on its behalf hereunder together with interest relating thereto and fees and expenses arising hereunder."

                  (e) SECTION 2.3 of ARTICLE II of the agreement is hereby amended in its entirety so that as amended it shall read as follows:

                           "2.3. PAYMENT OF PRINCIPAL. The principal amount of
                  each Revolving Loan shall be due and payable to the Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of each 364 Day Loan shall be due and payable to the Lender in full on the 364 Day Termination Date, or earlier as specifically provided herein. The principal amount of any Base Rate Loan may be prepaid in whole or in part at any time. The principal amount of any Eurodollar Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrowers shall pay to the Lender the additional amount, if any, required under
                  SECTION 4.5. All prepayments of Loans made by the Borrowers shall be in the amount of $100,000 or such greater amount which is an integral multiple of $100,000, or the amount equal to all Revolving Credit Outstandings or Outstanding 364 Day Obligations, or such other amount as necessary to comply with
                  SECTION 2.1(C) or SECTION 2.7."

                  (f) The word "the" immediately preceding the word "Note" in clause (e) of SECTION 2.4 is hereby deleted and the word "either" substituted in lieu thereof.


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

                  (g) SECTION 2.5 and SECTION 2.6 of ARTICLE II of the Agreement are hereby amended in their entirety so that as amended they shall read as follows:

                           "2.5. NOTES. (a) Revolving Loans made or Continued by
                  the Lender pursuant to the terms and conditions of this Agreement shall be evidenced by the Revolving Note payable to the order of the Lender in the amount of the Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrowers.

                           (b) 364 Day Loans made or Continued by the Lender
                  pursuant to the terms and conditions of this Agreement shall be evidenced by the 364 Day Note payable to the order of the Lender in the amount of the 364 Day Commitment, which 364 Day Note shall be dated the date of Amendment No. 1 and shall be duly executed and delivered by the Borrowers.

                           2.6 REDUCTIONS. The Borrowers shall, by notice from
                  an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Lender, effective upon receipt, to reduce either the Revolving Credit Commitment or 364 Day Commitment, or both. Each such reduction shall be in the aggregate amount of $500,000 or such greater amount which is in an integral multiple of $100,000, or the entire remaining Revolving Credit Commitment or 364 Day Commitment, as the case may be, and shall permanently reduce the Revolving Credit Commitment or 364 Day Commitment, as the case may be. Each reduction of the Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings exceeds the Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. Each reduction of the 364 Day Commitment shall be accompanied by payment of 364 Day Loans to the extent that the principal amount of Outstanding 364 Day Obligations exceeds the 364 Day Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amount prepaid. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under
                  SECTION 4.5."

                  (h) SECTION 2.9 is hereby amended by adding a new second sentence thereto which sentence shall read as follows:

                  "For the period beginning on the date of Amendment No. 1 and ending on the 364 Termination Date, the Borrowers agree to pay to the Lender an unused fee equal to the Applicable Unused Fee multiplied by the average daily amount by which the 364 Day Commitment exceeds the Outstanding 364 Day Obligations."


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

                  (i) SECTION 2.10 is hereby amended by inserting the phrase "and 364 Day Facility" immediately following the phrase "Revolving Credit Facility" appearing therein.

                  (j) A new SECTION 2.11 is hereby added to the Agreement which Section shall read as follows:

                           "2.11.   364 DAY FACILITY EXTENSION.

                           (a) With the consent of the Lender, at each 364 Day
                  Extension Date the Borrowers can elect to extend the 364 Day Termination Date for an additional period of 364 Days commencing at such 364 Day Extension Date; PROVIDED, HOWEVER, that in no event shall the 364 Day Termination Date be extended beyond the Stated 5 Year Termination Date.

                           (b) If on any 364 Day Extension Date the Borrowers
                  have not so elected to extend the 364 Day Termination Date then in effect, or if the Lenders has not consented to such extension, then as to such 364 Day Termination Date, (i) the Total 364 Day Commitment shall be reduced to zero, and (ii) all 364 Day Outstandings shall be due and payable in full."

                  (k) ARTICLE III is hereby amended by changing the reference to
         SECTION 2.1(C) wherever it appears therein to "SECTION 2.1(D)."

                  (l) Clause (e) of SECTION 6.2 is hereby amended by (i) inserting the word "Revolving" in front of the word "Loan" in subclause
         (iii) and deleting the period at the end of subclause (iii) and inserting in lieu thereof a semi-colon, (ii) deleting the period at the end of subclause (iv) and inserting in lieu thereof a semi-colon and the word "and", and (iii) adding a new clause (v) reading as follows:

                           "(v) a 364 Day Loan, the aggregate amount of all
                  outstanding 364 Day Loans shall not exceed the 364 Day Commitment."

                  (m) Clause (g) of SECTION 9.5 is hereby amended in its entirety so that as amended it shall read as follows:

                           "(g)     [reserved];"

                  (n) Clause (f) of SECTION 9.7 is hereby amended in its entirety so that as amended it shall read as follows:

                           "(f)     [reserved];"

                  (o) Unless the content requires otherwise (e.g., where there is reference to any Note or a Note) wherever the word "Note" appears in the Agreement, it shall be deemed to refer to the "Notes".


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

                  (p) EXHIBITS B AND C are hereby amended in their entirety and shall be in the form attached to this Amendment Agreement. In addition, EXHIBIT D to the Agreement is hereby deemed EXHIBIT D-1 and a new EXHIBIT D-2 in the form attached to this Amendment Agreement is hereby added to the Agreement.

         3. GUARANTORS. Each of the Guarantors has joined into the execution of this Agreement for the purpose of consenting to the amendment contained herein and reaffirming its guaranty of the Obligations as increased by the terms of this Amendment Agreement.

         4. BORROWERS' REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents, warrants and certifies that:

                           (1) The representations and warranties made by it in
         ARTICLE VII of the Credit Agreement are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in SECTION 7.6(A) shall be those most recently furnished to each Lender pursuant to SECTION 8.1(A) AND (B) of the Credit Agreement;

                  (b) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

                  (c) Except as disclosed to the Lender in writing, there has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under SECTION 8.1 of the Credit Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (d) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Bank under
         SECTION 8.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (e) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall become effective upon receipt by the Lender of the following:

                  (a) four (4) counterparts of this Amendment Agreement executed by the parties hereto;

                  (b) a 364 Day Note in favor of the Lender;

                  (c) an opinion of counsel for the Borrowers and each of the Guarantors in form acceptable to the Lender;

                  (d) copies of resolutions of the Boards of Directors of the Borrower and each of the Guarantors authorizing the transaction contemplated by this Amendment Agreement certified by the Secretary or Assistant Secretary of each Borrower and Guarantor;

                  (e) such other instruments and documents as the Lender may reasonably request; and

                  (f) payment to the Lender of an up-front fee of $15,000 and all other fees and expenses of Lender, including reasonable fees and expenses of its counsel.

         6. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   BORROWERS:

                                   WORLD FUEL SERVICES CORPORATION

WITNESS:

                                   By:    /s/ WIFREDO FIGUERAS
                                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance



                                   TRANS-TEC INTERNATIONAL, S.A.

WITNESS:

                                   By:    /s/ WIFREDO FIGUERAS
                                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance



                                   WORLD FUEL INTERNATIONAL, S.A.

WITNESS:

                                   By:    /s/ WIFREDO FIGUERAS
                                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance

                                   GUARANTORS:

                                   TRANS-TEC SERVICES, INC.
                                   ADVANCE PETROLEUM, INC.
                                   INTERNATIONAL PETROLEUM CORPORATION
                                   INTERNATIONAL PETROLEUM CORP. OF LA
MARYLAND                           INTERNATIONAL PETROLEUM CORP. OF MARYLAND

DELAWARE                           INTERNATIONAL PETROLEUM CORP. OF DELAWARE

                                   WORLD FUEL SERVICES, INC.
                                   BASEOPS INTERNATIONAL, INC.
                                   PACIFIC HORIZON PETROLEUM SERVICES INC.
                                   ADVANCE AVIATION SERVICES, INC.
                                   AIR-TERMINALING, INC.


                                   By:    /s/ WIFREDO FIGUERAS
                                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance

                                     LENDER:

                                     BANK OF AMERICA, N.A.,
                                     D/B/A NATIONSBANK, N.A.

                                     By:    /s/ RICHARD M. STARKE
                                            ------------------------------------
                                     Name:  Richard M. Starke
                                     Title: Managing Director

                                    EXHIBIT B

                            Form of Borrowing Notice

To:      Bank of America, N.A.,
         101 North Tryon Street
         NC1-001-15-03
         Charlotte, North Carolina  28255
         Attention: Corporate Credit Services
         Telefacsimile:  (704) 386-8694

         Reference is hereby made to the Revolving Credit and Reimbursement Agreement dated as of June 4, 1999 (the "Agreement") by and among World Fuel Services Corporation, Trans-Tec International, S.A. and World Fuel International, S.A. (individually, a "Borrower") and Bank of America, N.A., as Lender (the "Lender"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         [INSERT NAME OF BORROWER] through its Authorized Representative hereby gives notice to the Lender that Loans of the type and amount set forth below be made on the date indicated:

TYPE OF LOAN                      INTEREST                AGGREGATE
(CHECK ONE)                       PERIOD(1)               AMOUNT(2)                  DATE OF LOAN(3)
 ---------                        ------                  ------                     ------------
     Base Rate Loan               ______                  _________                  ____________

     Eurodollar Rate Loan         ______                  _________                  ____________

-----------------------

(1)      For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $100,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.
(3)      At least three (3) Business Days later if a Eurodollar Rate Loan;

         [INSERT NAME OF BORROWER] hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to it follows:
[INSERT TRANSMITTAL INSTRUCTIONS].

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in ARTICLE VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in SECTION 7.6(A) of the Agreement are to those financial statements most recently delivered to you pursuant to SECTION 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to SECTION 8.1(B) have not been certified by independent public accountants) and attached hereto are any changes to the Schedules referred to in connection with such representations and warranties.

         3. All conditions contained in the agreement to the making of any Loan requested hereby have been met or satisfied in full.


                                              __________________________________
                                              [Insert Name of Borrower]


                                              BY:_______________________________
                                                  Authorized Representative


                                              DATE:_____________________________

                                    EXHIBIT C

                     Form of Interest Rate Selection Notice

To:      Bank of America, N.A.
         101 North Tryon Street
         NC1-001-15-03
         Charlotte, North Carolina  28255
         Attention: Corporate Credit Services
         Telefacsimile:  (704) 386-8694

         Reference is hereby made to the Revolving Credit and Reimbursement Agreement dated as of June 4, 1999 (the "Agreement") by and among World Fuel Services Corporation, a Florida corporation, Trans-Tec International, S.A., a corporation organized under the laws of Costa Rica, and World Fuel International, S.A., a corporation organized under the laws of Costa Rica (collectively, the "Borrowers") and Bank of America, N.A., as Lender (the "Lender"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         [Insert Name of Borrower] through their Authorized Representative hereby give notice to the Lender of the following selection of a type of Loan and Interest Period:

TYPE OF LOAN                      INTEREST                AGGREGATE
(CHECK ONE)                       PERIOD(1)               AMOUNT(2)                  DATE OF LOAN(3)
 ---------                        ------                  ------                     ------------

     Base Rate Loan               ______                  _________                  ____________

     Eurodollar Rate Loan         ______                  _________                  ____________

-----------------------
(1)      For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $100,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.
(3)      At least three (3) Business Days later if a Eurodollar Rate Loan;


                                              __________________________________
                                              [Insert Name of Borrower]


                                              BY:_______________________________
                                                  Authorized Representative


                                              DATE:_____________________________

                                   EXHIBIT D-2

                              Form of 364 Day Note

                                 Promissory Note
                               (364 Day Facility)

$10,000,000.00                                                  Atlanta, Georgia

                                                                October 8, 1999


         FOR VALUE RECEIVED, WORLD FUEL SERVICES CORPORATION, a Florida corporation, TRANS-TEC INTERNATIONAL, S.A., a corporation organized under the laws of Costa Rica, and WORLD FUEL INTERNATIONAL, S.A., a corporation organized under the laws of Costa Rica, (collectively, the "Borrowers"), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender"), in its individual capacity, at the office of the Lender located at 101 North Tryon Street, NC1-001-15-03, Charlotte, North Carolina 28255 (or at such other place or places as the Lender may designate in writing) at the times set forth in the Revolving Credit and Reimbursement Agreement dated as of June 4, 1999 by and between the Borrowers and the Lender (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to the Agreement on the 364 Day Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLE II of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to SECTION 2.2 (A) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.


                                     D-2-1

         This Note is one of the Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                  [Remainder of page intentionally left blank.]


                                     D-2-2

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be made, executed and delivered by their duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                   WORLD FUEL SERVICES CORPORATION

WITNESS:

/s/ SHAWN WELCH                    By:    /s/ WIFREDO FIGUERAS
----------------                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance



                                   TRANS-TEC INTERNATIONAL, S.A.

WITNESS:

/s/ SHAWN WELCH                    By:    /s/ WIFREDO FIGUERAS
----------------                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance



                                   WORLD FUEL INTERNATIONAL, S.A.

WITNESS:

/s/ SHAWN WELCH                    By:    /s/ WIFREDO FIGUERAS
----------------                          --------------------------------------
                                   Name:  Wifredo Figueras
                                   Title: Controller & Vice President of Finance


                                     D-2-3

                    ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF
                         WORLD FUEL SERVICES CORPORATION
                          TRANS-TEC INTERNATIONAL, S.A.
                         WORLD FUEL INTERNATIONAL, S.A.



STATE OF GEORGIA

COUNTY OF FULTON

         Before me, the undersigned, a Notary Public in and for said County and State on this 8th day of October, 1999 A.D., personally appeared Wifredo Figueras known to be the Controller & Vice President of Finance of World Fuel Services Corporation, Trans-Tec International, S.A. and World Fuel International, S.A. (collectively, the "Borrowers"), who, being by me duly sworn, says he works at 700 South Royal Poinciana Boulevard, Suite 800, Miami Springs, Florida 33166, and that by authority duly given by, and as the act of, the Borrowers, the foregoing and annexed Note dated October 8, 1999, was signed by him as said Controller & Vice President of Finance on behalf of the Borrowers.

         Witness my hand and official seal this 8th day of October, 1999.


                                                       /s/ PAULON D. SPENEE
                                                       ---------------------
                                                       Notary Public

(SEAL)

My commission expires: 01/20/2002
                      ------------

                                     D-2-4

                            AFFIDAVIT OF SHAWN WELCH

         The undersigned, being first duly sworn, deposes and says that:

         1. He is a Managing Director of Bank of America, N.A.. (the "Lender") and works at 600 Peachtree Street, N.E., 9th Floor, Atlanta, Georgia 30308-2213.

         2. The Note of World Fuel Services Corporation, Trans-Tec International, S.A. and World Fuel International, S.A. to the Lender in the principal amount of $10,000,000.00, dated October 8, 1999 was executed before him and delivered to him on behalf of the Lender in Atlanta, Georgia on October 8, 1999.

         This the 8th day of October, 1999.



                                           /s/ SHAWN WELCH
                                           ----------------
                                           Shawn Welch


                           ACKNOWLEDGMENT OF EXECUTION

STATE OF GEORGIA

COUNTY OF FULTON

         Before me, the undersigned, a Notary Public in and for said County and State on this 8th day of October, 1999 A.D., personally appeared Shawn Welch who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this the 8th day of October, 1999.



                                                       /s/ PAULON D. SPENEE
                                                       ---------------------
                                                       Notary Public

(SEAL)

My commission expires: 01/20/2002
                      ------------

                                     D-2-5